stoneridge.com © 2025 Q1 2025 Results May 1, 2025 Exhibit 99.2

Stoneridge
Q1 2025
Results

Non-GAAP
Financial Measures

This presentation contains information about the Company's financial results that is not presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Such non-GAAP financial measures are reconciled to their closest GAAP financial measures at the end of this presentation. The provision of these non-GAAP financial measures for 2025 and 2024 is not intended to indicate that Stoneridge is explicitly or implicitly providing projections on those non-GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this presentation and the adjustments that management can reasonably predict.

Management believes the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular, management believes that adjusted gross profit and margin, adjusted operating income (loss) and margin, adjusted income (loss) before tax, adjusted net income (loss), adjusted EBITDA, adjusted EBITDA margin, adjusted net debt, adjusted debt, adjusted cash and free cash flow are useful measures in assessing the Company's financial performance by excluding certain items that are not indicative of the Company's core operating performance or that may obscure trends useful in evaluating the Company's continuing operating activities. Management also believes that these measures are useful to both management and investors in their analysis of the Company's results of operations and provide improved comparability between fiscal periods.

Adjusted gross profit and margin, adjusted operating income (loss) and margin, adjusted income (loss) before tax, adjusted net income (loss), adjusted EBITDA, adjusted EBITDA margin, adjusted net debt, adjusted debt, adjusted cash and free cash flow should not be considered in isolation or as a substitute for gross profit, operating income (loss), income (loss) before tax, net income (loss), debt, cash and cash equivalents, cash provided by operating activities or other income statement or cash flow statement data prepared in accordance with GAAP.

	Q1 Reported	Q1 Adjusted / Non-GAAP
Sales	$217.9 million	-
Gross Profit *Margin*	$46.3 million 21.2%	$47.7 million *21.9%*
Operating Income (Loss) *Margin*	$(3.2) million *(1.5)%*	$(0.4) million *(0.2)%*
Net Income (Loss) *% of sales*	$(7.2) million *(3.3)%*	$(5.1) million *(2.4)%*
EBITDA *Margin*	-	$7.6 million *3.5%*
Net Cash Provided by Operating Activities	$10.9 million	-
Free Cash Flow	-	$4.9 million

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stoneridge.com © 2025 Q1 2025 Results 3 Forward-Looking Statements Statements in this presentation that are not historical facts are forward-looking statements, which involve risks and uncertainties that could cause actual events or results to differ materially from those expressed in or implied by these statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among other factors, the ability of our suppliers to supply us with parts and components at competitive prices on a timely basis, including the impact of potential tariffs and trade considerations on their operations and output; fluctuations in the cost and availability of key materials and components (including semiconductors, printed circuit boards, resin, aluminum, steel and copper) and our ability to offset cost increases through negotiated price increases with our customers or other cost reduction actions, as necessary; global economic trends, competition and geopolitical risks, including impacts from ongoing or potential global conflicts and any related sanctions and other measures, or an escalation of sanctions, tariffs or other trade tensions between the U.S. and other countries; tariffs specifically in countries where we have significant direct or indirect manufacturing or supply chain exposure and our ability to either mitigate the impact of tariffs or pass any incremental costs to our customers; our ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions; the reduced purchases, loss, financial distress or bankruptcy of a major customer or supplier; the costs and timing of business realignment, facility closures or similar actions; a significant change in commercial, automotive, off-highway or agricultural vehicle production; competitive market conditions and resulting effects on sales and pricing; foreign currency fluctuations and our ability to manage those impacts; customer acceptance of new products; our ability to successfully launch/produce products for awarded business; adverse changes in laws, government regulations or market conditions, affecting our products, our suppliers, or our customers’ products; liabilities arising from warranty claims, product recall or field actions, product liability and legal proceedings to which we are or may become a party, or the impact of product recall or field actions on our customers; labor disruptions at Stoneridge’s facilities or at any of Stoneridge significant customers or suppliers; the amount of Stoneridge’s indebtedness and the restrictive covenants contained in the agreements governing its indebtedness, including its revolving Credit Facility; capital availability or costs, including changes in interest rates; the occurrence or non-occurrence of circumstances beyond Stoneridge’s control; and the items described in “Risk Factors” and other uncertainties or risks discussed in Stoneridge’s periodic and current reports filed with the Securities and Exchange Commission. Important factors that could cause the performance of the commercial vehicle and automotive industry to differ materially from those in the forward-looking statements include factors such as (1) continued economic instability or poor economic conditions in the United States and global markets, (2) changes in economic conditions, housing prices, foreign currency exchange rates, commodity prices, including shortages of and increases or volatility in the price of oil, (3) changes in laws and regulations, (4) the state of the credit markets, (5) political stability, (6) international conflicts and (7) the occurrence of force majeure events. These factors should not be construed as exhaustive and should be considered with the other cautionary statements in Stoneridge’s filings with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance; Stoneridge’s actual results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates may differ materially from those described in or suggested by the forward-looking statements contained in this presentation. In addition, even if Stoneridge’s results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. This presentation contains time-sensitive information that reflects management’s best analysis only as of the date of this presentation. Any forward-looking statements in this presentation speak only as of the date of this presentation, and Stoneridge undertakes no obligation to update such statements. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data Stoneridge does not undertake any obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Rounding Disclosure: There may be slight immaterial differences between figures represented in our public filings compared to what is shown in this presentation. The differences are the result of rounding due to the representation of values in millions rather than thousands in public filings.

Stoneridge
Q1 2025
Results

Q1 2025 Overview of Achievements

- Strong Q1 performance
  - Gross margin improved 210 bps vs. Q4 2024 driven by lower material and reduced quality-related costs
  - Q1 free cash flow of $4.9M improved by $1.5 million vs. Q1 2024
- MirrorEye and SMART 2 tachograph set quarterly sales record
  - MirrorEye revenue increased by ~24% vs. Q4 2024
- Stoneridge Brazil OEM sales increased by 60%+ vs. Q4 2024
- Limited impact of tariffs in Q1 as primary exposures largely offset by USMCA exemptions and supply chain strategies
- Maintaining previously provided full-year 2025 guidance
  - Q1 performance favorable to previously provided guidance
  - Expecting continued market volatility – will respond efficiently to market changes

Q1 2025 Results

Sales
$218M
In line with Q4 2024

Adjusted Gross Margin
$47.7M
+210 bps vs. Q4 2024

Adjusted EBITDA
$7.6M
+80 bps vs. Q4 2024

Free Cash Flow
$4.9M
$1.5M Improvement vs. Q1 2024

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5stoneridge.com © 2025 Q1 2025 Results Sales Adjusted Gross Profit Adjusted Operating Income Adjusted EBITDA Q4 2024 vs. Q1 2025 Q1 2025 Key Drivers • Q1 2025 sales relatively in line with Q4 2024 • Stoneridge specific growth drivers, including MirrorEye, and higher volumes for our North American passenger vehicle customers • MirrorEye sets quarterly sales record – 24% growth vs. Q4 2024 • SMART 2 sets quarterly sales record as demand remains strong • Stoneridge Brazil OEM sales increased 60%+ vs. Q4 2024 • Lower sales in the commercial vehicle and off-highway end markets • Adjusted gross margin improved by 210 basis points vs. Q4 2024 • Material costs improved by 220 basis points • Quality related costs improved by ~$2.5 million • Adjusted operating margin improved by 160 basis points • Adjusted EBITDA margin improved by 80 basis points vs. Q4 2024 Financial Summary Significant Q1 margin progression driven by material and quality- related cost improvements $218.2 $217.9 Q4 2024 Q1 2025 +210 bps +160 bps +80 bps $43.1 $47.7 19.7% 21.9% Q4 2024 Q1 2025 $6.0 $7.6 2.7% 3.5% Q4 2024 Q1 2025 $(4.0) $(0.4)-1.8% -0.2% Q4 2024 Q1 2025

Q1 2025
Results

Business Update
Tariffs

Q1 direct tariff impact was limited. Continuing to implement mitigation actions.



Mexico
- Primary exposure from Juarez, Mexico manufacturing facility
  - ~$250m annual sales from Mexico to US
  - ~91% of product sales are currently USMCA certified – **exempt from existing tariffs**
- Limited current impact of components from US to Mexico

Canada
- Limited exposure

China
- Limited current impact
- Minimal current direct exposure due to manufacturing footprint and supply chain structure – local for local

Rest of World
- Limited current impact
- Minimal current direct exposure due to manufacturing footprint and supply chain structure – local for local

Overall impact on consumer demand and production volumes remains uncertain

Relatively higher exposure to Domestic 3 OEMs rather than foreign OEMs in US

Mitigating Actions
- Supply chain strategies to re-route goods or re-source to new suppliers
- Pass-through tariff costs to customers through price increases
  - Have already secured or are securing price increases with direct customers driven by tariff-related cost increases
- Strong communication and transparency with our suppliers and our customers

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stoneridge.com © 2025 Financial Update

Stoneridge

Q1 2025
Results

Q1 2025 Financial Highlights

Outperformed previously provided Q1 expectations. Maintaining full-year 2025 guidance ranges.

2025 Guidance

- **Maintaining previously provided revenue guidance ranges**
  - Q1 revenue in line with prior expectations
  - Expecting Stoneridge specific growth drivers to drive outperformance of our underlying end markets
- **Maintaining previously provided gross, operating and EBITDA margin guidance ranges**
  - Q1 outperformance vs. prior expectations primarily driven by continued gross margin improvement and structural cost control
- **Maintaining previously provided free cash flow guidance**
  - Q1 free cash flow of $4.9 million exceeded our expectations
- Expecting uncertainty in production volumes as a result of volatile macroeconomic and political factors, including tariffs and changes in emissions regulations

	Q1 2025 Actuals	2025 Full-Year Guidance	*Midpoint vs. 2024*
Sales	$217.9 million	**$860 million - $890 million**	
Adj. Gross Profit *Margin*	$47.7 million *21.9%*	**$189 million - $200 million** *22.0% - 22.5%*	▲ *+135 bps*
Adj. Operating Income (Loss) *Margin*	$(0.4) million *(0.2)%*	**$6.5 million - $11.1 million** *0.75% - 1.25%*	▲ *+70 bps*
Adj. EBITDA *Margin*	$7.6 million *3.5%*	**$38 million - $42 million** *4.4% - 4.7%*	▲ *+40 bps*
Free Cash Flow	$4.9 million	**$25 million - $30 million**	▲ *+$3.7 million*

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9stoneridge.com © 2025 Q1 2025 Results Sales Adjusted Operating Income Control Devices Performance Q4 2024 vs. Q1 2025 Q1 2025 Financial Results • Q1 sales increased by 10.6% vs. Q4 2024 primarily due to higher production volumes for our North American passenger vehicle customers • Q1 adjusted operating income improved by 470 basis points vs. Q4 2024 • 46% adjusted operating income contribution margin including improvement in quality-related costs of $0.8M vs. Q4 2024 2025 Full-year Expectations • Expecting continued volatility in end-market driving sales decline in 2025 vs. 2024 • Uncertainty in market response to tariff policies • Primary exposure to Domestic 3 OEMs (vs. international OEMs selling in the US) may create opportunities as OEMs adapt to new tariff policies • Focus remains on material cost reduction and manufacturing performance to drive stable margins Improved quality-related costs and sales growth of 10.6% led to 470 basis points of operating margin improvement $’s in USD Millions + 10.6% +470 bps $63.2 $69.9 Q4 2024 Q1 2025 $(1.6) $1.5 -2.5% 2.2% Q4 2024 Q1 2025

10stoneridge.com © 2025 Q1 2025 Results Sales Adjusted Operating Income Electronics Performance Q1 2025 Financial Results • Q1 sales were slightly lower than Q4 2024, as expected, driven by end- market production declines • MirrorEye sets quarterly sales record – 24% growth vs. Q4 2024 • SMART 2 sets quarterly sales record as demand remains strong • Operating income improved by 130 basis points vs. Q4 2024 • Quality-related costs improved by ~$1.8m vs. Q4 2024 2025 Full-year Expectations • Expecting revenue growth in 2025 primarily driven by the annualization and launch of MirrorEye OEM programs and continued strong demand for SMART 2 tachograph • Continued focus on material cost improvement activities • Continued focused on built-in quality and rapid response / mitigation of quality related issues MirrorEye and SMART 2 set quarterly sales records. Q1 operating margin expansion of 130 basis points. Q4 2024 vs Q1 2025 $’s in USD Millions $149.4 $140.5 Q4 2024 Q1 2025 $5.3 $6.9 3.6% 4.9% Q4 2024 Q1 2025 +130 bps

11stoneridge.com © 2025 Q1 2025 Results Sales Adjusted Operating Income Stoneridge Brazil Performance Q1 2025 Financial Results • Q1 sales growth of $2.0 million, or 15.9% vs. Q4 2024, primarily driven by higher OEM revenue • Local OEM business grew 60%+ vs. Q4 2024 • Adjusted operating income improved by ~320 basis points vs. Q4 2024 primarily due to improved fixed cost leverage on higher sales 2025 Expectations • Expecting stable revenue and margins for the remainder of the year • Focus remains on growth in local OEM business to support global customers • Utilizing engineering resources to continue to support global Electronics business Revenue growth and margin expansion in Q1. Local OEM business grew 60%+ vs. Q4 2024. Q4 2024 vs Q1 2025$’s in USD Millions $12.4 $14.4 Q4 2024 Q1 2025 $0.1 $0.6 0.8% 4.1% Q4 2024 Q1 2025 + 15.9% +320 bps

12stoneridge.com © 2025 Q1 2025 Results Free Cash Flow Inventory Balance Q1 2025 Performance • First quarter free cash flow of $4.9 million ($1.5 million improvement vs. Q1 2024) • Continued focus on working capital management – specifically inventory improvement • Inventory balance improved by ~$28 million compared to Q1 2024 Capital Structure • Q1 net debt to trailing-twelve-month EBITDA compliance leverage ratio* at 3.97x • Maintaining targeted compliance leverage ratio of 2.0x - 2.5x by the end of 2025 Cash Flow Performance Continued strong cash performance. Q1 cash generation improvement of $1.5 million vs. Q1 2024. +$1.5M Note: Compliance Net Debt Leverage Ratio Maximum requirement of 6.00x for Q1 2025 and 3.50x at the end of 2025 per the amended Credit Facility agreement *Compliance Leverage Ratio calculation includes adjustments in accordance with the Revolving Credit Facility agreement. Refer to Reconciliations to US GAAP for reconciliations. Q1 2024 vs Q1 2025 ~$28M Improvement vs. Q1 2024 $3.4 $4.9 Q1 2024 Q1 2025 $179.9 $151.8 Q1 2024 Q1 2025

stoneridge.com © 2025 Q1 2025 Results Q1 2025 Summary Strong Performance Driven by Improved Material Costs, Reduced Quality Related Costs & Continued Focus on Structural Cost Reduction $4.9M Free Cash Flow in Q1 2025; Improvement of $1.5M vs. Q1 2024 210 bps Gross Margin Improvement vs. Q4 2024 ~24% MirrorEye Revenue Growth vs. Q4 2024 Maintaining Full-Year 2025 Guidance Ranges Expecting Continued Macroeconomic Volatility – Will Respond Accordingly $2.5M Quality-Related Cost Improvement vs. Q4 2024 220 bps Material Cost Improvement vs. Q4 2024 $28M Year-Over-Year Reduction in Inventory 13

stoneridge.com © 2025 Appendix Materials

stoneridge.com © 2025 Appendix 15 Balance Sheets December 31, 2024 March 31, 2025(in thousands) (Unaudited) ASSETS Current assets: $ 71,832$ 79,109Cash and cash equivalents 137,766156,683Accounts receivable, less reserves of $699 and $1,060, respectively 151,337151,794Inventories, net 26,57930,435Prepaid expenses and other current assets 387,514418,021Total current assets Long-term assets: 97,66799,289Property, plant and equipment, net 39,67741,260Intangible assets, net 33,08534,610Goodwill 10,0509,607Operating lease right-of-use asset 53,56354,572Investments and other long-term assets, net 234,042239,338Total long-term assets $ 621,556$ 657,359Total assets LIABILITIES AND SHAREHOLDERS' EQUITY Current liabilities: $ 83,478$ 97,037Accounts payable 66,49478,127Accrued expenses and other current liabilities 149,972175,164Total current liabilities Long-term liabilities: 201,577203,186Revolving credit facility 5,3215,344Deferred income taxes 6,4846,186Operating lease long-term liability 12,94214,383Other long-term liabilities 226,324229,099Total long-term liabilities Shareholders' equity: ——Preferred Shares, without par value, 5,000 shares authorized, none issued —— Common Shares, without par value, 60,000 shares authorized, 28,966 and 28,966 shares issued and 27,846 and 27,695 shares outstanding at March 31, 2025 and December 31, 2024, respectively, with no stated value 225,712221,130Additional paid-in capital (38,424)(32,936) Common Shares held in treasury, 1,120 and 1,271 shares at March 31, 2025 and December 31, 2024, respectively, at cost 179,985172,789Retained earnings (122,013)(107,887)Accumulated other comprehensive loss 245,260253,096Total shareholders' equity $ 621,556$ 657,359Total liabilities and shareholders' equity

stoneridge.com © 2025 Appendix 16 Income Statement Three months ended March 31, 20242025(in thousands, except per share data) $ 239,157$ 217,890Net sales Costs and expenses: 190,800171,593Cost of goods sold 30,42331,696Selling, general and administrative 17,60317,826Design and development 331(3,225)Operating (loss) income 3,6343,167Interest expense, net 277(294)Equity in (earnings) loss of investee 2,036(466)Other (income) expense, net (5,616)(5,632)Loss before income taxes 5101,564Provision for income taxes $ (6,126)$ (7,196)Net loss Loss per share: $ (0.22)$ (0.26)Basic $ (0.22)$ (0.26)Diluted Weighted-average shares outstanding: 27,52927,680Basic 27,52927,680Diluted

stoneridge.com © 2025 Appendix 17 Statements of Cash Flows 20242025Three months ended March 31, (in thousands) OPERATING ACTIVITIES: $ (6,126)$ (7,196)Net loss Adjustments to reconcile net loss to net cash provided by (used for) operating activities: 6,6015,428Depreciation 2,1642,054Amortization, including accretion of deferred financing costs (2,279)(402)Deferred income taxes 277(294)(Earnings) loss of equity method investee 2664Loss on sale of fixed assets 1,0921,136Share-based compensation expense 230440Excess tax deficiency related to share-based compensation expense Changes in operating assets and liabilities: (6,676)(14,610)Accounts receivable, net 3,6995,263Inventories, net 1,377(1,379)Prepaid expenses and other assets (709)10,792Accounts payable 9,1939,661Accrued expenses and other liabilities 9,10910,897Net cash provided by operating activities INVESTING ACTIVITIES: (5,795)(6,070)Capital expenditures, including intangibles 8182Proceeds from sale of fixed assets (5,714)(5,988)Net cash used for investing activities FINANCING ACTIVITIES: 30,500—Revolving credit facility borrowings (24,500)—Revolving credit facility payments 7,7986,699Proceeds from issuance of debt (7,790)(7,260)Repayments of debt (620)(226)Repurchase of Common Shares to satisfy employee tax withholding 5,388(787)Net cash (used for) provided by financing activities (1,184)3,155Effect of exchange rate changes on cash and cash equivalents 7,5997,277Net change in cash and cash equivalents 40,84171,832Cash and cash equivalents at beginning of period $ 48,440$ 79,109Cash and cash equivalents at end of period Supplemental disclosure of cash flow information: $ 4,194$ 3,309Cash paid for interest, net $ 2,653$ 1,852Cash paid for income taxes, net

stoneridge.com © 2025 Appendix 18 Segment Reporting (A) Unallocated Corporate expenses include, among other items, accounting/finance, human resources, information technology and legal costs as well as share-based compensation. Three months ended March 31, 20242025 Net Sales: $ 77,158$ 68,833Control Devices 8311,022Inter-segment sales 77,98969,855Control Devices net sales 149,783134,783Electronics 6,3415,751Inter-segment sales 156,124140,534Electronics net sales 12,21614,274Stoneridge Brazil —135Inter-segment sales 12,21614,409Stoneridge Brazil net sales (7,172)(6,908)Eliminations $ 239,157$ 217,890Total net sales Cost of Goods Sold: $ 64,010$ 57,786Control Devices 119,143104,527Electronics 7,4949,169Stoneridge Brazil 153111Unallocated Corporate (A) $ 190,800$ 171,593Total cost of goods sold Design and Development: $ 5,108$ 4,134Control Devices 10,73812,001Electronics 772782Stoneridge Brazil 985909Unallocated Corporate (A) $ 17,603$ 17,826Total design and development Other Segment Costs: $ 5,875$ 5,746Control Devices 12,81412,751Electronics 3,7463,738Stoneridge Brazil 7,9889,461Unallocated Corporate (A) $ 30,423$ 31,696Total other segment costs

stoneridge.com © 2025 Appendix 19 Segment Reporting (A) Unallocated Corporate expenses include, among other items, accounting/finance, human resources, information technology and legal costs as well as share-based compensation. (B) These amounts represent depreciation and amortization on a property, plant and equipment and certain intangible assets. (C) Assets located at Corporate consist primarily of cash, intercompany loan receivables, fixed assets for the corporate headquarter building, leased assets, information technology assets, equity investments and investments in subsidiaries. Three months ended March 31, 20242025 Operating (Loss) Income: $ 2,164$ 1,165Control Devices 7,0895,505Electronics 204585Stoneridge Brazil (9,126)(10,480)Unallocated Corporate (A) $ 331$ (3,225)Total operating (loss) income Depreciation and Amortization: $ 2,863$ 2,326Control Devices 3,8613,540Electronics 1,2761,093Stoneridge Brazil 584313Unallocated Corporate $ 8,584$ 7,272Total depreciation and amortization (B) Interest Expense (Income), net: $ —$ (75)Control Devices 603255Electronics (370)(149)Stoneridge Brazil 3,4013,136Unallocated Corporate $ 3,634$ 3,167Total interest expense, net Capital Expenditures: $ 1,517$ 1,063Control Devices 1,3773,880Electronics 940298Stoneridge Brazil 434160Corporate (C) $ 4,268$ 5,401Total capital expenditures

stoneridge.com © 2025 Reconciliations to US GAAP

stoneridge.com © 2025 US GAAP Reconciliations US GAAP Reconciliations 21 This document contains information about Stoneridge's financial results which is not presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Such non-GAAP financial measures are reconciled to their closest GAAP financial measures in the appendix of this document. The provision of these non-GAAP financial measures is not intended to indicate that Stoneridge is explicitly or implicitly providing projections on those non- GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this document and the adjustments that management can reasonably predict.

stoneridge.com © 2025 US GAAP Reconciliations 22 US GAAP Reconciliations Reconciliation of Adjusted Gross Profit Q1 2025Q4 2024(USD in millions) $ 46.3$ 42.7Gross Profit 1.40.4Add: Pre-Tax Business Realignment Costs $ 47.7$ 43.1Adjusted Gross Profit

stoneridge.com © 2025 US GAAP Reconciliations 23 US GAAP Reconciliations Reconciliation of Adjusted Operating Loss Q1 2025Q4 2024(USD in millions) $ (3.2)$ (4.4)Operating Loss 2.80.4Add: Pre-Tax Business Realignment Costs $ (0.4)$ (4.0)Adjusted Operating Loss

stoneridge.com © 2025 US GAAP Reconciliations 24 US GAAP Reconciliations Reconciliation of Adjusted EBITDA Q1 2025Q4 2024Q3 2024Q2 2024Q1 2024(USD in millions) $ (5.6)$ (6.2)$ (3.7)$ 1.9$ (5.6)Income (Loss) Before Tax 3.23.43.63.83.6Interest expense, net 7.38.38.88.58.6Depreciation and amortization $ 4.8$ 5.5$ 8.8$ 14.2$ 6.6EBITDA 2.80.40.31.9—Add: Pre-Tax Business Realignment Costs ——0.2——Add: Pre-Tax Environmental Remediation Costs $ 7.6$ 6.0$ 9.2$ 16.1$ 6.6Adjusted EBITDA

stoneridge.com © 2025 US GAAP Reconciliations 25 US GAAP Reconciliations Reconciliation of Control Devices Adjusted Operating Income (Loss) Q1 2025Q4 2024(USD in millions) $ 1.2$ (1.8)Control Devices Operating Income (Loss) 0.40.2Add: Pre-Tax Business Realignment Costs $ 1.5$ (1.6)Control Devices Adjusted Operating Income (Loss) Reconciliation of Electronics Adjusted Operating Income Q1 2025Q4 2024(USD in millions) $ 5.5$ 5.1Electronics Operating Income 1.40.2Add: Pre-Tax Business Realignment Costs $ 6.9$ 5.3Electronics Adjusted Operating Income

stoneridge.com © 2025 US GAAP Reconciliations 26 US GAAP Reconciliations Reconciliation of Free Cash Flow Q1 2025Q1 2024(USD in millions) $ 10.9$ 9.1Cash Flow from Operating Activities (6.1)(5.8)Capital Expenditures, including Intangibles 0.10.1Proceeds from Sale of Fixed Assets $ 4.9$ 3.4Free Cash Flow

US GAAP
Reconciliations

US GAAP
Reconciliations

Reconciliation of Adjusted EBITDA for Compliance Calculation

(USD in millions)	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Income (Loss) Before Tax	$ 1.9	$ (3.7)	$ (6.2)	$ (5.6)
Interest Expense, net	3.8	3.6	3.4	3.2
Depreciation and Amortization	8.5	8.8	8.3	7.3
EBITDA	**$ 14.2**	**$ 8.8**	**$ 5.5**	**$ 4.8**
Compliance adjustments:				
Add: Non-Cash Impairment Charges and Write-offs or Write Downs	—	—	0.4	—
Add: Adjustments from Foreign Currency Impact	(2.4)	(0.6)	(1.1)	(2.1)
Add: Extraordinary, Non-recurring or Unusual Items	—	—	—	—
Add: Cash Restructuring Charges	0.5	0.7	0.3	1.6
Add: Charges for Transactions, Amendments, and Refinances	—	—	—	—
Add: Adjustment to Autotech Fund II Investment	0.1	0.8	0.2	(0.3)
Add: Accrual-based Expenses	7.1	1.3	6.4	7.3
Less: Cash Payments for Accrual-based Expenses	(3.7)	(3.3)	(2.8)	(6.1)
Adjusted EBITDA (Compliance)	**$ 15.8**	**$ 7.6**	**$ 8.9**	**$ 5.3**
Adjusted TTM EBITDA (Compliance)				**$ 37.5**

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stoneridge.com © 2025 US GAAP Reconciliations 28 US GAAP Reconciliations Reconciliation of Adjusted Cash for Compliance Calculation Q1 2025(USD in millions) $ 79.1Total Cash and Cash Equivalents (23.3)Less: 35% of Cash in Foreign Locations $ 55.8Total Adjusted Cash (Compliance) Reconciliation of Adjusted Debt for Compliance Calculation Q1 2025(USD in millions) $ 203.2Total Debt 1.5Outstanding Letters of Credit $ 204.7Total Adjusted Debt (Compliance) $ 148.9Adjusted Net Debt (Compliance) 3.97xCompliance Leverage Ratio (Net Debt / TTM EBITDA) 6.00xCompliance Leverage Ratio Maximum Requirement

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